Exhibit 10.32
First Lien Intercreditor Agreement Joinder
SUPPLEMENT NO. 2 dated as of August 1, 2025 (this “Supplement”), to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of April 23, 2024 (the “First Lien Intercreditor Agreement”), among Endo LP (f/k/a Endo, Inc.) (“Holdings”), Endo Finance Holdings, Inc. (“Borrower”), the other Grantors party thereto, Goldman Sachs Bank USA, as collateral agent for the Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Bank Collateral Agent”), and Computershare Trust Company, National Association, as collateral agent for the Indenture Secured Parties (in such capacity and together with its successors in such capacity, the “Notes Collateral Agent”), and each Additional Agent from time to time party thereto.
A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.
B. The Grantors have entered into the First Lien Intercreditor Agreement. Pursuant to certain Secured Debt Documents, certain newly acquired or organized Subsidiaries of Holdings are required to enter into the First Lien Intercreditor Agreement. Section 5.16 of the First Lien Intercreditor Agreement provides that such Subsidiaries may become party to the First Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries listed hereto on Schedules I and II (the “New Grantors” and each a “New Guarantor”) are each executing this Supplement in accordance with the requirements of the Credit Agreement, the Indenture and the Additional First Lien Documents.
Accordingly, the Controlling Collateral Agent and each New Grantor agree as follows:
SECTION 1.In accordance with Section 5.16 of the First Lien Intercreditor Agreement, each New Grantor by its signature below becomes a Grantor under the First Lien Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and each New Grantor hereby agrees to all the terms and provisions of the First Lien Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the First Lien Intercreditor Agreement shall be deemed to include the New Grantors. The First Lien Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2.Each New Grantor represents and warrants to the Controlling Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 3.This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Controlling Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder. Delivery of an executed counterpart of a signature page of this Joinder that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Joinder. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 4.Except as expressly supplemented hereby, the First Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5.THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the First Lien Intercreditor Agreement.
SECTION 8.The Borrower agrees to reimburse the Controlling Collateral Agent for its reasonable and documented out of pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Controlling Collateral Agent; provided that in no event shall the Borrower be required to reimburse the Controlling Collateral Agent for more than one counsel (and up to one local counsel in each applicable jurisdiction and regulatory counsel).

Schedule I
Domestic Joinder Parties

Company	Jurisdiction of Organization	Type of Organization
BP USA Holdings, LLC	Delaware	Limited Liability Company
Infacare Pharmaceutical Corporation	Delaware	Corporation
INO Therapeutics LLC	Delaware	Limited Liability Company
Ludlow LLC	Massachusetts	Limited Liability Company
MAK LLC	Delaware	Limited Liability Company
Mallinckrodt ARD Holdings Inc.	Delaware	Corporation
Mallinckrodt ARD LLC	California	Limited Liability Company
Mallinckrodt Brand Pharmaceuticals LLC	Delaware	Limited Liability Company
Mallinckrodt CB LLC	Delaware	Limited Liability Company
Mallinckrodt Critical Care Finance LLC	Delaware	Limited Liability Company
Mallinckrodt Hospital Products Inc.	Delaware	Limited Liability Company
Mallinckrodt Manufacturing LLC	Delaware	Limited Liability Company
MCCH LLC	Delaware	Limited Liability Company
MNK 2011 LLC	Delaware	Limited Liability Company

OCERA Therapeutics LLC	Delaware	Limited Liability Company
Petten Holdings Inc.	Delaware	Corporation
ST Operations LLC	Delaware	Limited Liability Company
ST Shared Services LLC	Delaware	Limited Liability Company
ST US Holdings LLC	Nevada	Limited Liability Company
ST US Pool LLC	Delaware	Limited Liability Company
Stratatech Corporation	Delaware	Corporation
Sucampo Holdings Inc.	Delaware	Corporation
Sucampo Pharma Americas LLC	Delaware	Limited Liability Company
Sucampo Pharmaceuticals LLC	Delaware	Limited Liability Company
Vtesse LLC	Delaware	Limited Liability Company

Schedule II
Foreign Joinder Parties

Company	Jurisdiction of Or- ganization	Type of Organiza- tion
Mallinckrodt International Finance S.A	Luxembourg	Société Anonyme
Mallinckrodt International Holdings S.à r.l.	Luxembourg	Société à responsabilité limitée
Mallinckrodt Lux IP S.à r.l.	Luxembourg	Société à responsabilité limitée
Mallinckrodt Pharma IP Trading Limited	Ireland	Private Limited Company
Mallinckrodt Pharmaceuticals Ireland Limited	Ireland	Private Limited Company

IN WITNESS WHEREOF, the New Grantors, and the Controlling Collateral Agent have duly executed this Second Supplement to the First Lien Intercreditor Agreement as of the day and year first above written.
BP USA HOLDINGS, LLC
By:    /s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

[Signature Page to First Lien Intercreditor Agreement Joinder Supplement No. 2]

IN WITNESS WHEREOF, the New Grantors, and the Controlling Collateral Agent have duly executed this Supplement No. 2 to the First Lien Intercreditor Agreement as of the day and year first above written.
Infacare Pharmaceutical Corporation
INO Therapeutics LLC
Ludlow LLC
MAK LLC
Mallinckrodt ARD Holdings Inc.
Mallinckrodt ARD LLC
Mallinckrodt Brand Pharmaceuticals LLC
Mallinckrodt CB LLC
Mallinckrodt Critical Care Finance LLC
Mallinckrodt Hospital Products Inc.
Mallinckrodt Manufacturing LLC
MCCH LLC
MNK 2011 LLC
OCERA Therapeutics LLC
Petten Holdings Inc.
ST Operations LLC
ST Shared Services LLC
ST US Holdings LLC
ST US Pool LLC
Stratatech Corporation
Sucampo Holdings Inc
Sucampo Pharma Americas LLC
Sucampo Pharmaceuticals LLC
Vtesse LLC
By:    /s/ Matthew T. Peters
Name: Matthew T. Peters
Title: Vice President of Tax and Treasurer

Mallinckrodt International Finance S.A. Mallinckrodt International Holdings S.à r.l. Mallinckrodt Lux IP S.à r.l.
By:    /s/ Adrian O’Sullivan
Name: Adrian O’Sullivan
Title: Director, Manager

Mallinckrodt Pharma IP Trading Limited
By:    /s/ Alasdair John Fenlon
Name: Alasdair John Fenlon
Title: Director
Mallinckrodt Pharmaceuticals Ireland Limited
By:    /s/ Bryan Reasons
Name: Bryan Reasons
Title: Director

Acknowledged by:
GOLDMAN SACHS BANK USA, as Controlling Collateral Agent,
By:    /s/ Luke Qiu
Name: Luke Qiu
Title: Authorized Signatory

[Signature Page to First Lien Intercreditor Agreement Joinder Supplement No. 2]